                                                                    EXHIBIT 21.1

                        SUBSIDIARIES OF D.R. HORTON, INC.

                            AS OF SEPTEMBER 30, 2001

                                                         STATE OF
                                                       INCORPORATION
           NAME                                       OR ORGANIZATION                   DOING BUSINESS AS
           ----                                       ---------------                   -----------------

Ameritex Mortgage Company, LLC                             Texas

C. Richard Dobson Builders, Inc.                          Virginia                       Dobson Builders

CH Investments of Texas, Inc.                             Delaware

CH Mortgage Company                                       Colorado

CH Mortgage Company GP, Inc.                              Delaware

CH Mortgage Company LP, Inc.                              Delaware

CH Mortgage Company I, Ltd.                                Texas

CHI Construction Company                                  Arizona

CHTEX of Texas, Inc.                                      Delaware

Century Title Agency, Inc.                                Arizona

Continental Homes, Inc.                                   Delaware

Continental Homes of Florida, Inc.                        Florida                       Continental Homes

Continental Homes of Texas, L.P.                           Texas                          Milburn Homes
                                                                                        Continental Homes

Continental Residential, Inc.                            California                     Continental Homes

Continental Traditions, LLC                               Arizona                       Continental Homes

Custom Title, LLC                                         Maryland

D.R. Horton, Inc. - Birmingham                            Alabama                         Regency Homes

D.R. Horton, Inc. - Chicago                               Delaware

D.R. Horton, Inc. - Denver                                Delaware                     Trimark Communities

D.R. Horton, Inc. - Dietz-Crane                           Delaware

D.R. Horton, Inc. - Greensboro                            Delaware                        Arappco Homes

D.R. Horton, Inc. - Jacksonville                          Delaware

D.R. Horton, Inc. - Louisville                            Delaware                     Mareli Development &
                                                                                            Construction

                                                         STATE OF
                                                       INCORPORATION
           NAME                                       OR ORGANIZATION                   DOING BUSINESS AS
           ----                                       ---------------                   -----------------

D.R. Horton, Inc. - Los Angeles                           Delaware

D.R. Horton, Inc. - Minnesota                             Delaware                      Joe Miller Homes

D.R. Horton, Inc. - New Jersey                            Delaware                       SGS Communities

D.R. Horton, Inc. - Portland                              Delaware                       RMP Properties

D.R. Horton, Inc. - Sacramento                           California

D.R. Horton, Inc. - Torrey                                Delaware                           Torrey

D.R. Horton Los Angeles Holding Company, Inc.            California

D.R. Horton Management Company, Ltd.                       Texas

D.R. Horton San Diego Holding Company, Inc.              California

D.R. Horton - Emerald, Ltd.                                Texas                          Emerald Homes
                                                                                        Emerald Builders
                                                                                        Dietz-Crane Homes

D.R. Horton - Texas, Ltd.                                  Texas

DHI Ranch, Ltd.                                            Texas

DRH Capital Trust I                                       Delaware

DRH Capital Trust II                                      Delaware

DRH Capital Trust III                                     Delaware

DRH Cambridge Homes, Inc.                                California

DRH Cambridge Homes, LLC                                  Delaware

DRH Colorado Realty, Inc.                                 Delaware

DRH Construction, Inc.                                    Delaware

DRH Mortgage LLC                                           Texas

DRH Properties, Inc.                                      Arizona

DRH Realty Company, Inc.                                 California

DRH Regrem II, Inc.                                       Delaware

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

                                                         STATE OF
                                                       INCORPORATION
           NAME                                       OR ORGANIZATION                   DOING BUSINESS AS
           ----                                       ---------------                   -----------------

DRH Regrem III, Inc.                                      Delaware

DRH Regrem IV, Inc.                                       Delaware

DRH Regrem V, Inc.                                        Delaware

DRH Regrem VII, L.P.                                       Texas

DRH Regrem VIII, LLC                                      Delaware

DRH Southwest Construction, Inc.                         California

DRH Title Company of Colorado, Inc.                       Colorado

DRH Title Company of Florida, Inc.                        Florida

DRH Title Company- Minnesota, Inc.                        Delaware

DRH Title Company - Southeast, Inc.                       Delaware

DRH Title Company of Texas, Ltd.                           Texas

DRH Tucson Construction, Inc.                             Delaware

DRHI, Inc.                                                Delaware                         D.R. Horton

Desert Ridge Phase I Partners                             Arizona

Encore II, Inc.                                           Arizona

Encore Venture Partners, L.P.                             Delaware

Encore Venture Partners II (Texas), L.P.                  Delaware

Encore Venture Partners II (California), L.P.             Delaware

GP-Encore, Inc.                                           Arizona

Grand Realty Incorporated                                New Jersey

KDB Homes, Inc.                                           Delaware                      Continental Homes

Meadows I, Ltd.                                           Delaware

Meadows II, Ltd.                                          Delaware

Meadows IV, Inc.                                           Texas

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

                                                         STATE OF
                                                       INCORPORATION
           NAME                                       OR ORGANIZATION                   DOING BUSINESS AS
           ----                                       ---------------                   -----------------

Meadows V, Ltd.                                           Delaware

Meadows VIII, Ltd.                                        Delaware

Meadows IX, Inc.                                         New Jersey

Meadows X, Inc.                                          New Jersey

Metro Title, LLC                                          Virginia

Millwood JV II                                             Texas                        Continental Homes
                                                                                          Milburn Homes

Paseo Del Sol 4000, LLC                                  California                     Continental Homes

Principal Title Company, Ltd.                              Texas

SGS Communities at Battleground, LLC                     New Jersey                      SGS Communities

SGS Communities at Grand Quay, LLC                       New Jersey                      SGS Communities

Surprise Village North, LLC                               Arizona                      Arizona Traditions

Travis County Title Company                                Texas

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